UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 19, 2019 (April 16, 2019)

MAIDEN HOLDINGS, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-34042 (Commission File Number)	98-0570192 (IRS Employer Identification No.)

94 Pitts Bay Road, Pembroke HM08, Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 16, 2019, Maiden Holdings, Ltd. (the “Company”) received a letter from the listing qualifications department staff of The NASDAQ Stock Market LLC (“NASDAQ”), notifying the Company that for the last 30 consecutive business days the bid price of the Company’s common stock had closed below $1.00 per share, the minimum closing bid price required by the continued listing requirements of NASDAQ set forth in Listing Rule 5450(a)(1) (the “Rule”). In accordance with Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until October 14, 2019, to regain compliance with the Rule (the “Compliance Period”). To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of ten consecutive business days during the Compliance Period after which ten consecutive business days, NASDAQ will provide the Company with written notice confirming compliance and the matter would be closed. If the Company chooses to implement a reverse stock split, the Company must complete the split no later than ten (10) business days prior to October 14, 2019, in order to regain compliance. If the Company does not regain compliance by October 14, 2019, NASDAQ will provide written notification to the Company that its common stock may be delisted. At that time, the Company may appeal NASDAQ’s decision to a Listing Qualifications Panel, which will stay the delisting until a decision is rendered subsequent to the appeal hearing. Alternatively, the Company may submit an application on or before October 14, 2019 to transfer its securities to The NASDAQ Capital Market. Following submission of the application, the Company may be eligible for an additional 180-day period to regain compliance if it meets the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, for The NASDAQ Capital Market, and provides written notice to NASDAQ of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 19, 2019	MAIDEN HOLDINGS, LTD.

		By:	/s/ Denis M. Butkovic
Denis M. Butkovic
Senior Vice President, General Counsel and Secretary